Exhibit 99.1

CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and the description of our role in the valuation process of any properties owned by Cole Credit Property Trust V, Inc. and its subsidiaries (collectively, the “Company”) referred to in the Current Report on Form 8-K filed on May 28, 2020 and incorporated by reference in the Company’s Registration Statement on Form S-3 (SEC File No. 333-212832).

In giving such consent, we do not thereby admit we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

May 28, 2020	/s/ Duff & Phelps, LLC
Duff & Phelps, LLC